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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 24, 1998
                                                 -----------------


                                  ADAPTEC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
      DELAWARE                     0-15071                        94-2748530
(State of Incorporation)       (Commission File            (I.R.S. Employer
                                   Number)                Identification No.)
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             691 S. MILPITAS BLVD., MILPITAS, CALIFORNIA   95035
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (408) 945-8600
                                                           --------------

                                       N/A
             -------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)

This document consists of 3 pages, excluding exhibits, of which this is page 1.

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ITEM 5.   OTHER EVENTS

          In a press release dated November 24, 1998, Adaptec, Inc. announced an agreement to sell its Peripheral Technology Solutions (PTS) group to STMicroelectronics, Inc. (formerly SGS-Thompson Microelectronics) for appoximately $73 million in cash. The information contained in said press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1 Text of Press Release dated November 24, 1998.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 24, 1998               ADAPTEC, INC.




                                       By: \s\ANDREW J. BROWN
                                           ---------------------------------
                                           Andrew J. Brown, Vice-President
                                           and Chief Financial Officer
                                           (Principal Accounting Officer)

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                                INDEX TO EXHIBITS

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
EXHIBIT                          Description
-------                          -----------
99.1            Text of Press Release dated November 24, 1998
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